Transamerica Funds

Supplement to currently effective Prospectuses dated

March 1, March 31, May 29, November 30, 2015

As of December 1, 2015, the following sections of the currently effective statutory prospectuses are revised as follows:

The sections entitled Buying Shares, Selling Shares and Features and Policies - Checkwriting Service are revised to change the holding period for funds to clear from 15 calendar days to up to 10 calendar days.

In the March 1 and November 30 prospectuses, the section entitled Choosing a Share Class, Class A Shares – Front Load is revised to add the following to the end of the section:

Sales charge (“load”) waivers may be available for eligible purchases made through financial intermediaries that offer Transamerica Funds Class A shares on a load-waived basis to certain investors in accordance with the intermediary’s policies and procedures. Sales charge waivers may also be available for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed.

Whether a sales charge waiver is available depends upon the policies and procedures of your brokerage firm or intermediary. Purchasers must notify their financial intermediary if they believe they are eligible for a discount or waiver before the placement of an order, and provide information requested by the financial intermediary. Not all financial intermediaries that sell the funds may offer any or all of the discounts or waivers. See the section Waivers and/or Reductions of Charges for further details.

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Investors Should Retain this Supplement for Future Reference

December 2, 2015